Q3 2026 Supplemental | Page 1 Table of Contents Conference Call 1-800-836-8184 | ID – EastGroup October 22, 2026 10:00 a.m. Eastern Time webcast available at www.eastgroup.net SUPPLEMENTAL INFORMATION September 30, 2026 Airgate Mesa Corporate Center, Phoenix, AZ

Q3 2026 Supplemental | Page 2 Table of Contents Financial Information: Consolidated Balance Sheets ................................................................................ 3 Consolidated Statements of Income and Comprehensive Income ......................... 4 Reconciliations of GAAP to Non-GAAP Measures ................................................. 5 Consolidated Statements of Cash Flows ................................................................ 7 Same Property Portfolio Analysis ........................................................................... 8 Additional Financial Information ............................................................................. 9 Financial Statistics ................................................................................................. 10 Capital Deployment: Development and Value-Add Properties Summary ................................................ 11 Development and Value-Add Properties Transferred to Real Estate Properties ..... 12 Acquisitions and Dispositions ................................................................................. 13 Real Estate Improvements and Leasing Costs ....................................................... 14 Property Information: Leasing Statistics and Occupancy Summary ......................................................... 15 Core Market Operating Statistics ........................................................................... 16 Lease Expiration Summary .................................................................................... 17 Top 10 Customers by Annualized Base Rent ......................................................... 18 Capitalization: Debt and Equity Market Capitalization ................................................................... 19 Continuous Common Equity Program .................................................................... 20 Debt-to-EBITDAre Ratios ....................................................................................... 21 Other Information: Components of Net Asset Value ............................................................................ 22 Outlook for 2026 .................................................................................................... 23 Glossary of REIT Terms ........................................................................................ 24 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects,” “goals” “plans” or variations of such words and similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the current views of EastGroup Properties, Inc. (the “Company” or “EastGroup”) about its plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to the Company and on assumptions it has made. For instance, the amount, timing and frequency of future dividends are subject to authorization by the Company’s Board of Directors and will be based upon a variety of factors. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions and conflicts; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the ongoing uncertainty around interest rates, tariffs and general economic conditions; disruption in supply and delivery chains; increased construction and development costs, including as a result of tariffs or an inflationary environment; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with our projections or to materialize at all; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws, real estate investment trust (“REIT”) or corporate income tax laws, potential changes in zoning laws, or increases in real property tax rates, and any related increased cost of compliance; our ability to maintain our qualification as a REIT; natural disasters such as fires, floods, tornadoes, hurricanes, earthquakes, or other extreme weather events, which may or may not be caused by longer-term shifts in climate patterns, could destroy buildings and damage regional economies; the availability of financing and capital, increases in or long-term elevated interest rates, and our ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; our ability to retain our credit agency ratings; our ability to comply with applicable financial covenants; credit risk in the event of non-performance by the counterparties to our interest rate swaps; how and when pending forward equity sales may settle; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to attract and retain key personnel or lack of adequate succession planning; risks related to the failure, inadequacy or interruption of our data security systems and processes, including security breaches through cyber attacks; pandemics, epidemics or other public health emergencies, such as the coronavirus pandemic; potentially catastrophic events, such as acts of war, civil unrest and terrorism, including escalation or expansion of armed conflicts in the Middle East; and environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s most recent Annual Report on Form 10-K, as such factors may be updated from time to time in the Company’s periodic filings and current reports filed with the SEC. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2026, whether as a result of new information, future events or otherwise.

Q3 2026 Supplemental | Page 3 Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) September 30, 2026 December 31, 2025 ASSETS Real estate properties 6,272,405$ 5,989,788 Development and value-add properties 779,484 710,200 7,051,889 6,699,988 Accumulated depreciation (1,698,974) (1,583,532) 5,352,915 5,116,456 Unconsolidated investment 6,539 7,007 Cash and cash equivalents 284 1,007 Restricted cash 82,970 - Other assets, net 334,366 307,337 TOTAL ASSETS 5,777,074$ 5,431,807 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities, net of debt issuance costs 194,692$ 16,249 Unsecured debt, net of debt issuance costs 1,611,864 1,611,026 Accounts payable and accrued expenses 262,660 169,945 Other liabilities 135,346 137,999 Total Liabilities 2,204,562 1,935,219 EQUITY Stockholders' Equity: Common shares; $0.0001 par value; 70,000,000 shares authorized; 53,773,403 shares issued and outstanding at September 30, 2026 and 53,348,800 at December 31, 2025 5 5 Excess shares; $0.0001 par value; 30,000,000 shares authorized; no shares issued - - Additional paid-in capital 4,020,725 3,946,792 Distributions in excess of earnings (471,910) (458,953) Accumulated other comprehensive income 23,289 8,357 Total Stockholders' Equity 3,572,109 3,496,201 Noncontrolling interest in joint ventures 403 387 Total Equity 3,572,512 3,496,588 TOTAL LIABILITIES AND EQUITY 5,777,074$ 5,431,807

EASTGROUP PROPERTIES

Consolidated Statements of Income and Comprehensive Income

(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2026	2025	2026	2025
REVENUES				
Income from real estate operations	$ 199,400	182,089	582,926	531,989
Other revenue	37	47	98	1,882
	199,437	182,136	583,024	533,871
EXPENSES				
Expenses from real estate operations	51,818	48,004	153,025	143,127
Depreciation and amortization	58,206	54,131	170,109	159,663
General and administrative	6,251	5,607	21,074	18,851
Indirect leasing costs	251	199	707	633
	116,526	107,941	344,915	322,274
OTHER INCOME (EXPENSE)				
Interest expense	(9,617)	(7,685)	(27,686)	(23,400)
Gain on sales of real estate investments	-	-	30,074	-
Other income	5,086	447	8,030	1,510
NET INCOME	78,380	66,957	248,527	189,707
Net income attributable to noncontrolling interest in joint ventures	-	(14)	-	(42)
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	78,380	66,943	248,527	189,665
Other comprehensive income (loss) — interest rate swaps	9,527	(2,139)	14,932	(13,202)
TOTAL COMPREHENSIVE INCOME	$ 87,907	64,804	263,459	176,463
BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.46	1.26	4.64	3.61
Weighted average shares outstanding — Basic	53,675	53,159	53,599	52,544
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.46	1.26	4.63	3.60
Weighted average shares outstanding — Diluted	53,844	53,264	53,724	52,624

Q3 2026 Supplemental | Page 4

EASTGROUP PROPERTIES

Reconciliations of GAAP to Non-GAAP Measures

(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	$ 78,380	66,943	248,527	189,665
Depreciation and amortization	58,206	54,131	170,109	159,663
Company's share of depreciation from unconsolidated investment	31	31	93	93
Depreciation and amortization attributable to noncontrolling interest	-	(2)	(1)	(4)
Gain on sales of real estate investments	-	-	(30,074)	-
Gain on sales of non-operating real estate	(4,709)	-	(4,709)	-
FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS*	131,908	121,103	383,945	349,417
Gain on involuntary conversion and business interruption claims	-	-	(1,950)	(1,763)
FFO ATTRIBUTABLE TO COMMON STOCKHOLDERS — EXCLUDING GAIN ON INVOLUNTARY CONVERSION AND BUSINESS INTERRUPTION CLAIMS*	$ 131,908	121,103	381,995	347,654
NET INCOME	$ 78,380	66,957	248,527	189,707
Interest expense [(1)]	9,617	7,685	27,686	23,400
Depreciation and amortization	58,206	54,131	170,109	159,663
Company's share of depreciation from unconsolidated investment	31	31	93	93
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA")	146,234	128,804	446,415	372,863
Gain on sales of real estate investments	-	-	(30,074)	-
Gain on sales of non-operating real estate	(4,709)	-	(4,709)	-
EBITDA FOR REAL ESTATE ("EBITDAre")*	$ 141,525	128,804	411,632	372,863
DILUTED PER COMMON SHARE DATA FOR EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.46	1.26	4.63	3.60
FFO attributable to common stockholders*	$ 2.45	2.27	7.15	6.64
FFO attributable to common stockholders — Excluding gain on involuntary conversion and business interruption claims*	$ 2.45	2.27	7.11	6.61
Weighted average shares outstanding for EPS and FFO purposes — Diluted	53,844	53,264	53,724	52,624

(1) Net of capitalized interest of $6,044 and $5,389 for the three months ended September 30, 2026 and 2025, respectively; and $17,616 and $15,889 for the nine months ended September 30, 2026 and 2025, respectively.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Q3 2026 Supplemental | Page 5

EASTGROUP PROPERTIES

Reconciliations of GAAP to Non-GAAP Measures (continued)

(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2026	2025	2026	2025
NET INCOME	$ 78,380	66,957	248,527	189,707
Gain on sales of real estate investments	-	-	(30,074)	-
Gain on sales of non-operating real estate	(4,709)	-	(4,709)	-
Gain on involuntary conversion and business interruption claims	-	-	(1,950)	(1,763)
Interest income	(100)	(174)	(539)	(683)
Other	(37)	(47)	(98)	(119)
Indirect leasing costs	251	199	707	633
Depreciation and amortization	58,206	54,131	170,109	159,663
Company's share of depreciation from unconsolidated investment	31	31	93	93
Interest expense (1)	9,617	7,685	27,686	23,400
General and administrative expense (2)	6,251	5,607	21,074	18,851
Noncontrolling interest in PNOI of consolidated joint ventures	-	(15)	-	(46)
PROPERTY NET OPERATING INCOME ("PNOI")*	147,890	134,374	430,826	389,736
PNOI from 2025 and 2026 acquisitions	(4,253)	(1,040)	(9,876)	(1,040)
PNOI from 2025 and 2026 development and value-add properties	(7,803)	(3,647)	(19,142)	(8,716)
PNOI from 2025 and 2026 operating property dispositions	-	(634)	(363)	(2,040)
Other PNOI	244	216	660	929
SAME PNOI (Straight-Line Basis)*	136,078	129,269	402,105	378,869
Lease termination fee income from same properties	(69)	(101)	(164)	(833)
SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis)*	136,009	129,168	401,941	378,036
Straight-line rent adjustments for same properties	(1,702)	(3,489)	(4,537)	(9,875)
Acquired leases — Market rent adjustment amortization for same properties	(1,287)	(1,466)	(3,979)	(4,553)
SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis)*	$ 133,020	124,213	393,425	363,608

(1) Net of capitalized interest of $6,044 and $5,389 for the three months ended September 30, 2026 and 2025, respectively; and $17,616 and $15,889 for the nine months ended September 30, 2026 and 2025, respectively.

(2) Net of capitalized development costs of $2,644 and $1,716 for the three months ended September 30, 2026 and 2025, respectively; and $6,768 and $5,387 for the nine months ended September 30, 2026 and 2025, respectively.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Q3 2026 Supplemental | Page 6

Q3 2026 Supplemental | Page 7 Consolidated Statements of Cash Flows (In thousands) (Unaudited) 2026 2025 OPERATING ACTIVITIES Net income 248,527$ 189,707 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 170,109 159,663 Stock-based compensation expense 10,027 9,165 Gain on sales of real estate investments (30,074) - Gain on sales of non-operating real estate (4,709) - Gain on involuntary conversion and business interruption claims (1,950) (1,763) Changes in operating assets and liabilities: Accrued income and other assets 4,360 (11,099) Accounts payable, accrued expenses and prepaid rent 79,667 68,465 Other 2,097 1,848 NET CASH PROVIDED BY OPERATING ACTIVITIES 478,054 415,986 INVESTING ACTIVITIES Development and value-add properties (215,438) (242,121) Purchases of real estate properties (148,086) (121,965) Real estate improvements (44,958) (62,648) Net proceeds from sales of real estate investments and non-operating real estate 56,275 3,371 Leasing commissions (31,888) (25,978) Proceeds from involuntary conversion on real estate assets 2,143 3,099 Changes in accrued development costs 1,233 (1,463) Changes in other assets and other liabilities (5,270) 2,547 NET CASH USED IN INVESTING ACTIVITIES (385,989) (445,158) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 436,738 136,191 Repayments on unsecured bank credit facilities (259,048) (91,191) Repayments on unsecured debt - (70,000) Debt issuance costs (45) (116) Distributions paid to stockholders (not including dividends accrued) (250,099) (219,955) Proceeds from common stock offerings 69,300 264,071 Common stock offering related costs (517) (147) Other (6,147) (4,229) NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES (9,818) 14,624 INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH 82,247 (14,548) CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF PERIOD 1,007 17,529 CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD 83,254$ 2,981 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $17,616 and $15,889 for 2026 and 2025, respectively 21,462$ 17,587 Cash paid for operating lease liabilities 2,785 2,690 NON-CASH OPERATING ACTIVITY Operating lease liabilities arising from obtaining right of use assets 848$ - SUPPLEMENTAL NON-CASH BALANCES AT END OF PERIOD Development costs payable 14,215$ 15,818 Retainage payable 9,261 10,027 Real estate improvements and capitalized leasing costs payable 9,353 8,420 Dividends payable 96,110 84,341 Nine Months Ended September 30,

EASTGROUP PROPERTIES

Same Property Portfolio Analysis
(In thousands)
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2026	2025	% Change	2026	2025	% Change
Same Property Portfolio [1]						
Square feet as of period end	58,047	58,047		58,047	58,047	
Average occupancy	96.9%	96.7%	0.2%	97.0%	96.4%	0.6%
Occupancy as of period end	97.0%	97.0%	0.0%	97.0%	97.0%	0.0%
Same Property Portfolio Analysis (Straight-Line Basis) [1] *						
Income from real estate operations	$ 183,857	175,135	5.0%	$ 544,730	516,969	5.4%
Less cash received for lease terminations	(69)	(101)		(164)	(833)	
Income excluding lease termination income	183,788	175,034	5.0%	544,566	516,136	5.5%
Expenses from real estate operations	(47,779)	(45,866)	4.2%	(142,625)	(138,100)	3.3%
PNOI, excluding income from lease terminations	$ 136,009	129,168	5.3%	$ 401,941	378,036	6.3%
Same Property Portfolio Analysis (Cash Basis) [1] *						
Income from real estate operations	$ 180,868	170,180	6.3%	$ 536,214	502,541	6.7%
Less cash received for lease terminations	(69)	(101)		(164)	(833)	
Income excluding lease termination income	180,799	170,079	6.3%	536,050	501,708	6.8%
Expenses from real estate operations	(47,779)	(45,866)	4.2%	(142,625)	(138,100)	3.3%
PNOI, excluding income from lease terminations	$ 133,020	124,213	7.1%	$ 393,425	363,608	8.2%

[1] Includes properties which were included in the operating portfolio for the entire period of 1/1/25 through 9/30/26.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Q3 2026 Supplemental | Page 8

Q3 2026 Supplemental | Page 9 Additional Financial Information (In thousands) (Unaudited) 2026 2025 2026 2025 Lease income - operating leases 151,547$ 137,713 442,526 401,506 Variable lease income (1) 47,853 44,376 140,400 130,483 Income from real estate operations 199,400 182,089 582,926 531,989 Straight-line rent income adjustment 4,709 4,639 11,704 12,898 Stock-based compensation expense (3,075) (2,630) (10,027) (9,165) Debt issuance costs amortization (545) (452) (1,636) (1,372) Gain on involuntary conversion and business interruption claims (2) - - 1,950 1,763 Acquired leases - market rent adjustment amortization 1,568 1,547 4,692 4,634 2026 2025 2026 2025 WEIGHTED AVERAGE COMMON SHARES Weighted average common shares - Basic 53,675 53,159 53,599 52,544 BASIC SHARES FOR EARNINGS PER SHARE ("EPS") 53,675 53,159 53,599 52,544 Potential common shares: Effect of dilutive securities 169 105 125 80 DILUTED SHARES FOR EPS AND FFO 53,844 53,264 53,724 52,624 (1) Primarily includes tenant reimbursements for real estate taxes, insurance and common area maintenance. SELECTED INCOME STATEMENT INFORMATION (Items below represent increases or (decreases) in FFO) (2) For the three and nine months ended September 30, 2026, the gains are included in Other income on the Consolidated Statements of Income and Comprehensive Income; included in FFO. For the three and nine months ended September 30, 2025, the gains are included in Other revenue on the Consolidated Statements of Income and Comprehensive Income; included in FFO. September 30, Three Months Ended Three Months Ended September 30, Nine Months Ended September 30, Nine Months Ended September 30,

EASTGROUP PROPERTIES

Financial Statistics
($ in thousands, except per share data)
(Unaudited)

	Quarter Ended 9/30/2026	Years Ended 2025	2024	2023	2022
ASSETS/MARKET CAPITALIZATION					
Assets	$ 5,777,074	5,431,807	5,077,476	4,519,213	4,035,837
Equity Market Capitalization	10,617,558	9,503,555	8,317,522	8,754,937	6,451,794
Total Market Capitalization (Debt and Equity) (1)	12,429,093	11,137,400	9,827,522	10,434,937	8,318,835
Shares Outstanding - Common	53,773,403	53,348,800	51,825,798	47,700,432	43,575,539
Closing price per share	$ 197.45	178.14	160.49	183.54	148.06
FFO CHANGE*					
FFO per diluted share	$ 2.45	8.98	8.35	7.79	7.00
Change compared to same period prior year	7.9%	7.5%	7.2%	11.3%	14.9%
COMMON DIVIDEND PAYOUT RATIO*					
Dividend distribution	$ 1.75	5.90	5.34	5.04	4.70
FFO per diluted share	2.45	8.98	8.35	7.79	7.00
Dividend payout ratio	71%	66%	64%	65%	67%
COMMON DIVIDEND YIELD (2)					
Dividend distribution	$ 1.75	5.90	5.34	5.04	4.70
Price per share	197.45	178.14	160.49	183.54	148.06
Dividend yield	3.5%	3.3%	3.3%	2.7%	3.2%
FFO MULTIPLE (3) *					
FFO per diluted share	$ 2.45	8.98	8.35	7.79	7.00
Price per share	197.45	178.14	160.49	183.54	148.06
Multiple	20.1	19.8	19.2	23.6	21.2
INTEREST & FIXED CHARGE COVERAGE RATIO*					
EBITDAre	$ 141,525	506,427	447,186	401,335	337,536
Interest expense	9,617	32,113	38,956	47,996	38,499
Interest and fixed charge coverage ratio	14.7	15.8	11.5	8.4	8.8
DEBT-TO-EBITDAre RATIO (4) *					
Debt	$ 1,806,556	1,627,275	1,503,562	1,674,827	1,861,744
EBITDAre	141,525	506,427	447,186	401,335	337,536
Debt-To-EBITDAre ratio (4)	3.2	3.2	3.4	4.2	5.5
Adjusted debt-to-pro forma EBITDAre ratio (4)	2.5	2.5	2.3	3.2	4.5
DEBT-TO-TOTAL MARKET CAPITALIZATION (1)	14.6%	14.7%	15.4%	16.1%	22.4%

ISSUER RATINGS (5)	Issuer Rating	Outlook
Moody's Ratings	Baa1	Stable

(1) Before deducting unamortized debt issuance costs.
(2) Quarterly calculation: (Dividend distributions for the quarter x 4)/Price per share. Yearly calculation: Dividend for the 12-month period/Price per share.
(3) Quarterly calculation: Price per share/(FFO per diluted share for the quarter x 4). Yearly calculation: Price per share/FFO per diluted share for the 12-month period.
(4) Quarterly calculation: Debt/(EBITDAre for the quarter x 4). Yearly calculation: Debt/EBITDAre for the 12-month period.
(5) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.
* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Q3 2026 Supplemental | Page 10

EASTGROUP PROPERTIES

Development and Value-Add Properties Summary

($ in thousands)
(Unaudited)

		Square Feet (SF)	Cumulative Costs at 9/30/26	Projected Total Costs	Anticipated Transfer Date [1]	% Leased 10/20/26	
Lease-Up							
Arista 36 1-3	Denver, CO	360,000	$ 70,055	80,300	10/26	21%	
Hillside 2	Greenville, SC	141,000	14,406	16,000	11/26	100%	
Crossroads 2	Tampa, FL	203,000	32,792	34,000	12/26	89%	
Gateway Interchange A & B	Phoenix, AZ	137,000	25,360	27,000	02/27	67%	
Gateway Interchange F & G	Phoenix, AZ	224,000	39,042	41,200	03/27	75%	
Greenway 100 & 200	Atlanta, GA	289,000	29,533	34,200	05/27	53%	
Total Lease-up		1,354,000	211,188	232,700		60%	Weighted Average %
Under Construction							
Country Club 5 Expansion	Tucson, AZ	101,000	744	9,800	05/27	100%	
Crossroads 3	Tampa, FL	156,000	22,829	26,900	10/27	0%	
McKinney 5 & 6	Dallas, TX	161,000	19,915	27,000	10/27	0%	
Oak Creek 1 [2]	Tampa, FL	222,000	2,262	4,200	10/27	0%	
Braselton 1	Atlanta, GA	205,000	17,285	23,500	12/27	0%	
Station 24 1 & 2	Nashville, TN	180,000	19,957	35,700	12/27	0%	
Grand West Crossing 3 & 4	Houston, TX	128,000	8,955	18,900	02/28	0%	
North Ridge Trail	Orlando, FL	229,000	20,062	33,100	03/28	0%	
World Houston 48	Houston, TX	191,000	8,350	18,800	03/28	0%	
Skyway 3	Charlotte, NC	156,000	6,302	20,400	04/28	0%	
Brightstar 100	Atlanta, GA	196,000	3,264	21,700	05/28	0%	
Miramar Business Center	San Diego, CA	60,000	15,510	53,100	05/28	100%	
Schertz Summit Park 1 & 2	San Antonio, TX	202,000	3,946	27,700	07/28	29%	
Basswood 6 & 7	Fort Worth, TX	294,000	8,834	40,600	09/28	0%	
Bell Creek 1 & 2	Tampa, FL	226,000	15,837	42,600	10/28	0%	
Total Under Construction		2,707,000	174,052	404,000		8%	Weighted Average %
Total Lease-Up and Under Construction		4,061,000	$ 385,240	636,700		25%	Weighted Average %

Projected Stabilized Yields [3]	Yield
Lease-Up	7.1%
Under Construction	8.1%
Lease-Up and Under Construction	7.8%

Prospective Development	Acres	Projected SF	
Phoenix, AZ	33	419,000	$ 20,286
Sacramento, CA	4	78,000	2,933
Fort Myers, FL	20	210,000	4,270
Melbourne, FL	7	69,000	2,782
Miami, FL	17	231,000	20,080
Orlando, FL	24	239,000	11,157
Tampa, FL	139	1,133,000	44,628
Atlanta, GA	68	720,000	17,526
Charlotte, NC	91	672,000	14,125
Greenville, SC	65	525,000	8,948
Nashville, TN	15	190,000	7,779
Austin, TX	132	1,583,000	56,270
Dallas, TX	188	2,005,000	111,549
Fort Worth, TX	105	1,022,000	27,417
Houston, TX	56	803,000	24,012
San Antonio, TX	106	1,322,000	20,482
Total Prospective Development	1,070	11,221,000	394,244
Total Development and Value-Add Properties	1,070	15,282,000	$ 779,484

[1] Development projects will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion.

[2] Represents a redevelopment project.

[3] Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs. The projected stabilized yield excluding the redevelopment project is 7.4% for Under Construction and 7.3% for Lease-Up and Under Construction.

Q3 2026 Supplemental | Page 11

EASTGROUP PROPERTIES

Development and Value-Add Properties Transferred to Real Estate Properties
($ in thousands)
(Unaudited)

		Square Feet (SF)	Cumulative Costs at 9/30/26	Transfer Date	% Leased 10/20/26	
1st Quarter						
Denton 35 Exchange 1 & 2	Dallas, TX	244,000	$ 33,604	02/26	100%	
Skyway 1 & 2	Charlotte, NC	318,000	38,781	03/26	79%	
		562,000	72,385			
2nd Quarter						
Grand West Crossing 2	Houston, TX	97,000	11,854	04/26	100%	
Texas Avenue 1 & 2	Austin, TX	129,000	21,772	04/26	83%	
World Houston 46	Houston, TX	181,000	17,047	04/26	100%	
Dominguez [1]	Los Angeles, CA	262,000	7,867	06/26	100%	
		669,000	58,540			
3rd Quarter						
Horizon West 9	Orlando, FL	113,000	14,819	08/26	100%	
		113,000	14,819			
Total Transferred to Real Estate Properties		1,344,000	$ 145,744		94%	Weighted Average %

Projected Stabilized Yield [2] **9.4%**

[1] Represents a redevelopment project.

[2] Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs. The projected stabilized yield excluding the redevelopment project is 7.7%.

Q3 2026 Supplemental | Page 12

EASTGROUP PROPERTIES

Acquisitions and Dispositions Through September 30, 2026
($ in thousands)
(Unaudited)

ACQUISITIONS

Date	Property Name	Location	Size		Purchase Price [1]
1st Quarter					
02/18/26	Legend Point Logistics Crossing 2 & 3	Jacksonville, FL	177,000 SF	$	38,130
2nd Quarter					
None					
3rd Quarter					
07/16/26	Airgate Mesa Corporate Center	Phoenix, AZ	143,000 SF		27,688
07/23/26	Harris Ridge Business Center	Austin, TX	388,000 SF		82,268
08/13/26	Frisco Park 121 Phase 2 Land	Dallas, TX	69.5 Acres		38,049
09/02/26	Crossroads Logistics Park Phase 2 Land	Tampa, FL	30.3 Acres		13,266
09/28/26	Crane Creek Commerce Center Land	Melbourne, FL	7.5 Acres		2,781
			107.3 Acres		
Total Acquisitions			708,000 SF	$	202,182

DISPOSITIONS

Date	Property Name	Location	Size		Gross Sales Price	Realized Gain
1st Quarter						
02/12/26	Shaw Commerce Center	Fresno, CA	398,000 SF	$	37,000	24,885 [2]
2nd Quarter						
04/09/26	Beach Commerce Center	Jacksonville, FL	46,000 SF		7,000	5,189 [2]
3rd Quarter						
07/07/26	Gateway Commerce Park Land	Miami, FL	6.9 Acres		14,250	4,709 [3]
			6.9 Acres			
Total Dispositions			444,000 SF	$	58,250	34,783

[1] Represents acquisition price plus closing costs.

[2] Included in *Gain on sales of real estate investments* on the Consolidated Statements of Income and Comprehensive Income; not included in FFO.

[3] Included in *Other Income* on the Consolidated Statements of Income and Comprehensive Income; not included in FFO.

Q3 2026 Supplemental | Page 13

EASTGROUP PROPERTIES

Real Estate Improvements and Leasing Costs
(In thousands)
(Unaudited)

REAL ESTATE IMPROVEMENTS	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Upgrade on acquisitions	$ 27	14	76	76
Tenant improvements:				
New tenants	5,546	6,792	13,764	18,340
Renewal tenants	1,887	1,054	4,210	3,523
Building improvements	2,876	4,278	8,310	13,509
Roofs	3,715	7,190	9,773	17,211
Parking lots	1,195	525	4,603	3,040
Other	752	723	2,869	3,577
TOTAL REAL ESTATE IMPROVEMENTS [1]	$ 15,998	20,576	43,605	59,276

CAPITALIZED LEASING COSTS (Principally Commissions)	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Development and value-add	$ 4,817	1,263	10,512	4,632
New tenants	4,622	2,306	9,318	9,596
Renewal tenants	4,806	4,494	12,633	10,721
TOTAL CAPITALIZED LEASING COSTS [2][3]	$ 14,245	8,063	32,463	24,949

[1] Reconciliation of Total Real Estate Improvements to *Real Estate Improvements* on the Consolidated Statements of Cash Flows:

	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Total Real Estate Improvements	$ 43,605	59,276
Change in real estate property payables	1,562	(697)
Change in construction in progress	(209)	4,069
Real Estate Improvements on the Consolidated Statements of Cash Flows	$ 44,958	62,648

[2] Included in *Other Assets* on the Consolidated Balance Sheets.

[3] Reconciliation of Total Capitalized Leasing Costs to *Leasing Commissions* on the Consolidated Statements of Cash Flows:

	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Total Capitalized Leasing Costs	$ 32,463	24,949
Change in leasing commissions payables	(575)	1,029
Leasing Commissions on the Consolidated Statements of Cash Flows	$ 31,888	25,978

Q3 2026 Supplemental | Page 14

EASTGROUP PROPERTIES

Leasing Statistics and Occupancy Summary
(Unaudited)

Three Months Ended September 30, 2026	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Rate Change Straight-Line Basis [1]	Rental Rate Change Cash Basis [1]	PSF Tenant Improvement [2]	PSF Leasing Commission [2]	PSF Total Leasing Cost [2]
New Leases [3]	41	910	6.1	35.2%	19.6%	$5.38	$5.04	$10.42
Renewal Leases	62	1,959	4.6	36.9%	21.1%	1.23	2.35	3.58
Total/Weighted Average	**103**	**2,869**	**5.0**	**36.3%**	**20.6%**	**2.55**	**$3.20**	**$5.75**
					Per Year	**$0.51**	**$0.64**	**$1.15**
Weighted Average Retention [4]	**78.8%**							

Nine Months Ended September 30, 2026	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Rate Change Straight-Line Basis [1]	Rental Rate Change Cash Basis [1]	PSF Tenant Improvement [2]	PSF Leasing Commission [2]	PSF Total Leasing Cost [2]
New Leases [3]	94	2,115	5.3	38.4%	22.6%	$5.53	$4.41	$9.94
Renewal Leases	164	5,641	4.3	34.5%	18.7%	1.16	2.19	3.35
Total/Weighted Average	**258**	**7,756**	**4.6**	**35.6%**	**19.8%**	**$2.36**	**$2.79**	**$5.15**
					Per Year	**$0.51**	**$0.61**	**$1.12**
Weighted Average Retention [4]	**78.6%**							

	09/30/26	06/30/26	03/31/26	12/31/25	09/30/25
Percentage Leased	**97.3%**	**96.8%**	**96.5%**	**97.0%**	**96.7%**
Percentage Occupied [5]	**96.5%**	**95.6%**	**95.9%**	**96.5%**	**95.9%**

[1] Rental Rate Change is reported for leases signed during the periods presented. Refer to full definition in the Glossary of REIT Terms.
[2] Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts.
[3] Does not include leases with terms less than 12 months and leases for first generation space.
[4] Calculated as SF of renewal leases signed during the quarter / SF of leases expiring during the quarter plus early renewals signed (not including early terminations or bankruptcies).
[5] Operating portfolio was 96.5% occupied as of September 30, 2026, and average month-end occupancy of the operating portolio was 96.1% for July-September 2026.

Q3 2026 Supplemental | Page 15

EASTGROUP PROPERTIES

Core Market Operating Statistics
September 30, 2026
(Unaudited)

	Total Square Feet of Properties	% of Total Annualized Base Rent [1]	% Leased	Lease Expirations in Square Feet		Same PNOI Change* (excluding income from lease terminations)				Rental Rate Change New and Renewal Leases [3]			
						QTR		YTD		QTR		YTD	
				2026 [2]	2027	Straight-Line Basis	Cash Basis	Straight-Line Basis	Cash Basis	Straight-Line Basis	Cash Basis	Straight-Line Basis	Cash Basis
Texas													
Dallas	6,672,000	11.0%	97.6%	135,000	923,000	5.7%	6.7%	8.6%	9.5%	48.1%	30.6%	58.6%	38.1%
Houston	7,386,000	9.6%	97.3%	186,000	977,000	3.8%	5.2%	6.1%	8.0%	36.4%	18.7%	40.3%	20.7%
San Antonio	4,899,000	7.0%	96.0%	65,000	676,000	9.2%	8.5%	11.2%	11.3%	37.6%	10.3%	32.1%	13.0%
Austin	2,273,000	4.3%	95.0%	18,000	294,000	2.8%	11.2%	7.9%	9.4%	33.9%	17.8%	30.5%	16.9%
Fort Worth	1,459,000	2.1%	95.0%	-	155,000	6.9%	16.8%	20.0%	23.6%	76.1%	49.5%	89.2%	60.8%
El Paso	1,126,000	1.4%	98.2%	6,000	270,000	1.8%	4.4%	0.7%	4.3%	51.9%	36.7%	47.2%	30.4%
	23,815,000	**35.4%**	**96.8%**	**410,000**	**3,295,000**	**5.4%**	**7.5%**	**8.4%**	**9.8%**	**41.5%**	**20.7%**	**43.3%**	**23.9%**
Florida													
Orlando	5,096,000	8.4%	97.4%	50,000	584,000	4.3%	5.6%	7.8%	9.2%	18.4%	8.3%	31.4%	19.5%
Tampa	4,434,000	7.0%	96.9%	261,000	637,000	7.3%	10.0%	7.8%	9.4%	48.0%	31.6%	41.8%	25.4%
Miami/Fort Lauderdale	2,034,000	4.2%	93.4%	-	253,000	14.2%	2.0%	5.2%	5.2%	78.6%	49.5%	61.9%	35.7%
Jacksonville	2,404,000	3.4%	100.0%	37,000	515,000	18.3%	24.1%	16.1%	18.4%	39.6%	26.5%	30.9%	19.5%
Fort Myers	996,000	1.8%	98.0%	-	114,000	9.0%	11.5%	9.2%	11.4%	N/A	N/A	64.9%	42.0%
	14,964,000	**24.8%**	**97.2%**	**348,000**	**2,103,000**	**8.8%**	**8.8%**	**8.5%**	**9.8%**	**45.1%**	**28.9%**	**41.3%**	**25.2%**
California													
San Francisco	2,463,000	5.1%	96.0%	41,000	359,000	5.4%	6.5%	6.2%	9.6%	6.2%	1.1%	3.9%	1.2%
Los Angeles [4]	2,408,000	4.9%	99.4%	-	755,000	-4.6%	-3.6%	-2.5%	-0.7%	13.6%	3.7%	17.5%	6.1%
San Diego	1,933,000	3.8%	95.6%	59,000	218,000	4.3%	15.4%	-2.5%	6.5%	9.7%	3.3%	33.6%	18.5%
Sacramento	329,000	0.5%	100.0%	-	161,000	2.1%	8.1%	-10.3%	-12.2%	1.7%	1.7%	8.5%	1.2%
	7,133,000	**14.3%**	**97.2%**	**100,000**	**1,493,000**	**1.8%**	**5.4%**	**0.3%**	**4.5%**	**11.1%**	**2.9%**	**15.4%**	**6.1%**
Arizona													
Phoenix	3,660,000	6.7%	100.0%	37,000	810,000	6.7%	6.8%	9.4%	9.2%	36.3%	23.1%	42.5%	28.2%
Tucson	848,000	1.1%	100.0%	-	66,000	12.2%	12.6%	9.2%	9.7%	56.2%	39.2%	29.2%	3.5%
	4,508,000	**7.8%**	**100.0%**	**37,000**	**876,000**	**7.4%**	**7.6%**	**9.3%**	**9.3%**	**36.5%**	**23.3%**	**38.3%**	**19.7%**
Other Core													
Charlotte	4,200,000	5.7%	98.3%	97,000	506,000	5.2%	10.1%	9.0%	14.1%	44.5%	26.1%	47.0%	27.1%
Atlanta	2,941,000	3.6%	97.6%	61,000	188,000	2.6%	2.7%	-1.4%	-1.0%	18.1%	11.4%	27.7%	18.3%
Las Vegas	1,497,000	3.3%	95.7%	-	248,000	2.8%	5.7%	1.1%	3.2%	11.4%	0.8%	52.6%	32.7%
Greenville	1,102,000	1.3%	100.0%	-	57,000	6.3%	8.3%	2.8%	5.5%	27.7%	8.9%	28.5%	12.7%
Denver	886,000	1.3%	91.3%	-	110,000	-11.3%	-9.0%	-3.0%	-4.3%	36.5%	23.9%	23.7%	12.3%
	10,626,000	**15.2%**	**97.3%**	**158,000**	**1,109,000**	**2.5%**	**5.3%**	**3.1%**	**5.6%**	**37.1%**	**20.0%**	**38.2%**	**22.0%**
Total Core Markets	**61,046,000**	**97.5%**	**97.3%**	**1,053,000**	**8,876,000**	**5.4%**	**7.2%**	**6.4%**	**8.3%**	**36.4%**	**20.7%**	**35.7%**	**19.8%**
Total Other Markets	**1,898,000**	**2.5%**	**97.9%**	**5,000**	**146,000**	**2.0%**	**3.3%**	**2.9%**	**4.7%**	**23.8%**	**12.5%**	**22.8%**	**11.0%**
Total Operating Properties	**62,944,000**	**100.0%**	**97.3%**	**1,058,000**	**9,022,000**	**5.3%**	**7.1%**	**6.3%**	**8.2%**	**36.3%**	**20.6%**	**35.6%**	**19.8%**

(1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).
(2) Square Feet expiring during the remainder of the year, including month-to-month leases.
(3) Rental Rate Change is reported for leases signed during the periods presented. Refer to full definition in the Glossary of REIT Terms.
(4) Includes the Company's share of its less-than-wholly-owned real estate investments.
* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Q3 2026 Supplemental | Page 16

EASTGROUP PROPERTIES

Lease Expiration Summary - Total Square Feet of Operating Properties Based on Leases Signed Through September 30, 2026

($ in thousands)
(Unaudited)

Year of Lease Expiration	Total Rentable Square Feet	Annualized Current Base Rent of Leases Expiring (without S/L Rent)	% of Total Base Rent of Leases Expiring (without S/L Rent)
Available	1,712,000	$ -	0.0%
2026 - remainder of year	1,058,000	9,709	1.6%
2027	9,022,000	89,581	14.9%
2028	9,911,000	98,949	16.4%
2029	9,650,000	96,643	16.1%
2030	9,568,000	93,731	15.6%
2031	7,914,000	79,000	13.1%
2032	4,839,000	42,068	7.0%
2033	3,320,000	32,219	5.3%
2034	1,976,000	19,850	3.3%
2035 and beyond	3,974,000	40,161	6.7%
TOTAL	62,944,000	$ 601,911	100.0%

Q3 2026 Supplemental | Page 17

EASTGROUP PROPERTIES

Top 10 Customers by Annualized Base Rent
As of September 30, 2026
(Unaudited)

	Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio SF	% of Total Annualized Base Rent [(1)]
1	**Amazon**	2	San Diego, CA	710,000		
		1	San Antonio, TX	57,000		
					1.2%	1.4%
2	**DSV Air & Sea Inc.**	3	Houston, TX	385,000		
		1	Phoenix, AZ	41,000		
		1	San Diego, CA	20,000		
					0.7%	0.7%
3	**Consolidated Electrical Distributors**	2	San Antonio, TX	145,000		
		1	Orlando, FL	104,000		
		1	San Francisco, CA	84,000		
		1	Charlotte, NC	41,000		
					0.6%	0.6%
4	**Mattress Firm**	1	Houston, TX	202,000		
		1	Tampa, FL	108,000		
		1	San Diego, CA	66,000		
		1	Jacksonville, FL	49,000		
		1	Fort Myers, FL	25,000		
					0.7%	0.6%
5	**REPET, Inc.**	1	Los Angeles, CA	300,000	0.5%	0.6%
6	**FedEx Corp.**	1	Dallas, TX	157,000		
		1	Fort Myers, FL	63,000		
		1	San Diego, CA	51,000		
		1	Fort Lauderdale, FL	50,000		
					0.5%	0.5%
7	**S.P. Richards Co.**	1	Orlando, FL	404,000	0.6%	0.5%
8	**Crown Equipment**	1	Tampa, FL	123,000		
		1	Orlando, FL	113,000		
		1	Austin, TX	16,000		
					0.4%	0.5%
9	**Leviat**	1	San Antonio, TX	264,000		
		1	Tampa, FL	48,000		
					0.5%	0.5%
10	**The Chamberlain Group**	2	Tucson, AZ	350,000	0.6%	0.5%
		31		3,976,000	6.3%	6.5%

[(1)] Calculation: Customer Annualized Base Rent as of 9/30/26 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

Q3 2026 Supplemental | Page 18

Q3 2026 Supplemental | Page 19 Debt and Equity Market Capitalization September 30, 2026 ($ in thousands, except per share data) (Unaudited) Unsecured debt (fixed rate) (1) Maturity Dates Weighted Average Interest Rate Principal Payments Maturing Average Years to Maturity October 10, 2026 (2) 1.98% 100,000$ December 15, 2026 3.75% 40,000 March 25, 2027 1.70% 100,000 August 31, 2027 3.89% 75,000 Year 2028 3.04% 160,000 Year 2029 3.88% 155,000 Year 2030 3.83% 300,000 Year 2031 and beyond 3.63% 685,000 Total unsecured debt (fixed rate) (1) 3.43% 1,615,000 3.6 Unsecured bank credit facilities (variable rate) $50MM Line - 4.675% - matures 7/31/2028 31,535 $625MM Line - 4.635% - matures 7/31/2028 165,000 Total carrying amount of debt 1,811,535 Total unamortized debt issuance costs (4,979) Total debt, net of unamortized debt issuance costs 1,806,556$ Equity market capitalization Shares outstanding - common 53,773,403 Price per share at quarter end 197.45$ Total equity market capitalization 10,617,558$ Total market capitalization (debt and equity) (3) 12,429,093$ Total debt / total market capitalization (3) 14.6% (1) These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps. (2) This senior unsecured term loan was repaid subsequent to September 30, 2026. (3) Debt refers to total carrying amount of debt.

EASTGROUP PROPERTIES

Continuous Common Equity Program
($ in thousands, except per share data)
(Unaudited)

DIRECT COMMON STOCK ISSUANCE ACTIVITY	Common Stock	Weighted Average Price	Gross Amount [1]
	(In shares)	*(Per share)*	*(In thousands)*
1st Quarter 2026:			
Total shares issued and proceeds received	365,620	$ 191.46	$ 70,000 [2]
2nd Quarter 2026:			
Total shares issued and proceeds received	-	-	-
3rd Quarter 2026:			
Total shares issued and proceeds received	-	-	-
Total direct common stock issuance for the nine months ended 9/30/2026	365,620	$ 191.46	$ 70,000

FORWARD EQUITY SALE AGREEMENTS ACTIVITY	Common Stock	Weighted Average Price	Gross Amount [1]
	(In shares)	*(Per share)*	*(In thousands)*
Forward Shares Agreements Outstanding at 12/31/2025	-	$ -	$ -
1st Quarter 2026:			
New forward sale agreements	252,136	196.16	49,459
Forward shares issued and proceeds received	-	-	- [2]
Forward Shares Agreements Outstanding at 3/31/2026	252,136	196.16	49,459
2nd Quarter 2026:			
New forward sale agreements	788,321	203.15	160,144
Forward shares issued and proceeds received	-	-	- [2]
Forward Shares Agreements Outstanding at 6/30/2026	1,040,457	201.45	209,603
3rd Quarter 2026:			
New forward sale agreements	2,402,931	202.06	485,531
Forward shares issued and proceeds received	-	-	- [2]
Forward Shares Agreements Outstanding at 9/30/2026	3,443,388	$ 201.88	$ 695,134 [3]

SALES AGENCY FINANCING AGREEMENTS	Gross Amount
	(In thousands)
Total Gross Sales Price Authorized for Issuance on 12/5/2025	$ 1,000,000
Amount settled from 12/6/2025 through 10/20/2026	(70,000)
Amount of outstanding forward equity sale agreements as of 10/20/2026	(695,134) [3]
Remaining Capacity for Issuance as of 10/20/2026	$ 234,866

[1] During the nine months ended September 30, 2026, the Company recognized offering-related costs for direct issuances and forward agreements of $1,216, which is not deducted from proceeds above.

[2] Gross proceeds received under the Company's continuous equity offering from 1/1/2026 through 10/20/2026 were $70,000.

[3] Available through forward equity sale agreements before the applicable settlement periods expire, which occur between February 2027 and February 2028.

Q3 2026 Supplemental | Page 20

EASTGROUP PROPERTIES

Debt-to-EBITDAre Ratios
($ in thousands)
(Unaudited)

	Quarter Ended September 30, 2026 [1]	Years Ended December 31, [2] 2025	2024	2023	2022	2021
Debt	$ 1,806,556	$ 1,627,275	1,503,562	1,674,827	1,861,744	1,451,778
EBITDAre*	141,525	506,427	447,186	401,335	337,536	278,959
DEBT-TO-EBITDAre RATIO*	**3.2**	**3.2**	**3.4**	**4.2**	**5.5**	**5.2**
Debt	$ 1,806,556	$ 1,627,275	1,503,562	1,674,827	1,861,744	1,451,778
Subtract development and value-add properties [3]	(400,059)	(622,924)	(626,116)	(655,292)	(793,775)	(660,042)
Adjusted Debt*	$ 1,406,497	$ 1,004,351	877,446	1,019,535	1,067,969	791,736
EBITDAre*	$ 141,525	$ 506,427	447,186	401,335	337,536	278,959
Adjust for acquisitions as if owned for entire period [4]	358	6,406	26,514	5,490	6,900	4,213
Adjust for development and value-add properties [3] [4]	(1,252)	(10,266)	(12,066)	(13,122)	(17,762)	(11,147)
Adjust for properties sold during the period [4]	-	(40)	(177)	(2,001)	(235)	(1,517)
Pro Forma EBITDAre*	$ 140,631	$ 502,527	461,457	391,702	326,439	270,508
ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO*	**2.5**	**2.0**	**1.9**	**2.6**	**3.3**	**2.9**

(1) Quarterly calculations annualize EBITDAre for the quarter.

(2) Yearly calculations use EBITDAre for the 12-month period.

(3) Adjustments reflect the impact of development and value-add properties in lease-up, under construction and transferred to the operating portfolio during the period.

(4) PNOI on a Straight-Line Basis.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Q3 2026 Supplemental | Page 21

Q3 2026 Supplemental | Page 22 Components of Net Asset Value (In thousands) (Unaudited) Three Months Ended September 30, 2026 Quarterly property net operating income (PNOI) (Straight-Line Basis) 147,890$ Stabilized occupancy adjustment (97.0% occupancy) 1,759 (1) Development and value-add projects adjustment (100% occupancy) 11,569 (2) Adjust for acquisitions as if owned for entire period 303 (3) Remove PNOI for properties sold during the period - (4) Straight-line rent income adjustment (4,709) Market rent amortization - acquired leases (1,568) Adjusted PNOI (Cash Basis) 155,244$ x 4 Annualized PNOI (Cash Basis) 620,974$ September 30, 2026 Cash, cash equivalents and restricted cash 83,254$ Company's share of unconsolidated investment assets, net of non-cash assets 62 Other assets, net of non-cash assets 29,814 Prospective development (primarily land) - cumulative costs incurred 394,244 Total Other Assets 507,374$ Liabilities, net of non-cash liabilities 2,146,286$ Projected costs remaining on current development pipeline 252,391 (5) Company's share of unconsolidated investment liabilities, net of non-cash liabilities 107 Total Liabilities 2,398,784$ Shares Outstanding 53,773 (1) Adjustment reflects the potential PNOI impact of leasing the operating portfolio to a stabilized average occupancy of 97.0%. This will add PNOI when average occupancy is below 97.0% and subtract from PNOI when average occupancy is above 97.0%. (2) Adjustment reflects the potential additional PNOI impact of development and value-add projects in lease-up, under construction and transferred to the operating portfolio during the current quarter at 100% occupancy. (5) Adjustment includes projected remaining costs on development and value-add projects in lease-up and under construction as well as projected remaining costs on projects transferred from development to the operating portfolio during the current quarter. (3) Adjustment reflects the PNOI (cash basis) for real estate properties acquired during the quarter as if owned for the entire period. See page 13 for a complete list of acquisitions during the quarter. (4) Adjustment reflects the PNOI (cash basis) for real estate properties sold during the quarter. There were no operating dispositions during the quarter.

EASTGROUP PROPERTIES

Outlook for 2026
(Unaudited)

		Low Range		High Range	
		Q4 2026	Y/E 2026	Q4 2026	Y/E 2026
		(In thousands, except per share data)			
Net income attributable to common stockholders	$	74,230	322,757	77,464	325,991
Depreciation and amortization		60,019	230,220	60,019	230,220
Gain on sales of real estate investments and non-operating real estate		—	(34,783)	—	(34,783)
Funds from operations attributable to common stockholders*	$	134,249	518,194	137,483	521,428
Weighted average shares outstanding — Diluted		54,394	53,892	54,394	53,892
Per share data (diluted):					
Net income attributable to common stockholders	$	1.36	5.99	1.42	6.05
Funds from operations attributable to common stockholders*		2.47	9.62	2.53	9.68

*This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

The following assumptions were used for the mid-point:

Metrics	Revised Guidance for Year 2026	July Earnings Release Guidance for Year 2026	Actual for Year 2025
FFO per share for the year (see Q4 projections in the table above)	$9.62 - $9.68	$9.52 - $9.66	$8.98
FFO per share increase over prior year	7.5%	6.8%	7.5%
FFO per share, excluding gain on involuntary conversion and business interruption claims	$9.58 - $9.64	$9.48 - $9.62	$8.95
FFO per share increase over prior year, excluding gain on involuntary conversion and business interruption claims	7.4%	6.7%	7.7%
Same PNOI growth: cash basis (1)	7.2% - 7.8%(2)	6.3% - 7.3%(2)	6.7%
Average month-end occupancy — Operating portfolio	95.6% - 96.2%(3)	95.3% - 96.1%	95.9%
Average month-end occupancy — Same property pool	96.7% - 97.3%(2)	96.3% - 97.1%(2)	96.5%
Development starts:			
Square feet	2.5 million	2.2 million	1.4 million
Projected total investment	$390 million	$325 million	$179 million
Operating property acquisitions	$360 million	$215 million	$143 million
Operating property dispositions (Potential gains or losses on dispositions are not included in the projections)	$44 million	$75 million	$4 million
Gross capital proceeds (4)	$625 million (5)	$300 million	$517 million
General and administrative expense	$26.8 million	$26.7 million	$24.0 million

(1) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations.

(2) Includes properties which have been in the operating portfolio since 1/1/25 and are projected to be in the operating portfolio through 12/31/26; includes 58,047,000 square feet.

(3) Represents estimated average month-end operating portfolio occupancy from January-December 2026.

(4) Gross capital proceeds includes proceeds raised from external sources, such as new long-term debt or equity issuances; excludes borrowings on the unsecured bank credit facilities.

(5) Assumes issuance of approximately 3,000,000 shares under the continuous common equity program, including direct common stock issuance and settlement of outstanding forward equity agreements, during the three months ended December 31, 2026.

Q3 2026 Supplemental | Page 23

Q3 2026 Supplemental | Page 24 Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease-up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): In accordance with standards established by Nareit, EBITDAre is computed as Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non-GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO, Excluding Gain on Involuntary Conversion and Business Interruption Claims: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on involuntary conversion and business interruption claims. The Company believes that this exclusion presents a more meaningful comparison of operating performance. Interest and Fixed Charge Coverage Ratio: A non-GAAP financial measure calculated by dividing the Company’s EBITDAre by its interest expense. We believe this ratio is useful to investors because it provides a basis for analysis of the Company’s leverage, operating performance and its ability to service the interest payments due on its debt. Industrial Properties: Generally consisting of one or more buildings comprised of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period. Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets. Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to- month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease. Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period.

Q3 2026 Supplemental | Page 25 Glossary of REIT Terms Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust (“REIT”): A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental rate changes on new and renewal leases: • Cash Basis - Rental rate changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term, for leases signed during the reporting period. If free rent, discounts, or premiums are in the lease terms, then the first full rent value is used. • Straight-Line Basis - Rental rate changes are calculated as the difference, weighted by square feet, of the average rent over the life of the new lease and the average rent over the life of the former lease, for leases signed during the reporting period. • Rent amounts exclude amortization of market rent intangibles for acquired leases, additional rent charged when a tenant remains in occupancy after lease expiration, and amounts paid by tenants for operating expenses above the levels established in their leases. These calculations exclude leases with terms of less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2025 through September 30, 2026. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI, Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI, Excluding Income from Lease Terminations, on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% leased as of the acquisition date (or will be less than 75% leased within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the cumulative gross cost will be spent to redevelop the property. Properties qualifying under these conditions are placed into Value-Add Properties in the quarter in which (1) they are acquired, if condition 1 above is met, or (2) when construction to redevelop begins. Value-Add Properties are moved into the operating portfolio upon stabilization, meaning the earlier of achieving 90% or greater occupancy or 12 months from the acquisition date or completion of the redevelopment, as applicable.